LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                    Supplement Dated February 19, 2004 to the
              Statement of Additional Information Dated May 1, 2003
                as supplemented May 12, 2003 and October 30, 2003

     This supplement describes certain changes to the Statement of Additional Information ("SAI") for the Lincoln Variable Insurance Products Trust.

     The chart on Page 20 entitled "Officers Who Are Not Trustees" is amended by deleting the information regarding William P. Flory, Jr. and replacing it with the following:


                                          Term of                                      Number of Funds
                          Position(s)    Office and                                    in Fund Complex        Other
 Name, Address and Date    Held With     Length of        Principal Occupation(s)        Overseen by      Trusteeships
        of Birth           the Fund     Time Served       During Past Five Years           Trustee       Held by Trustee
Sheryl L. Sturgill        Chief        Chief           Director of Separate                  N/A               N/A
1300 S. Clinton Street    Accounting   Accounting      Accounts, The Lincoln
Fort Wayne, IN  46802     Officer      Officer since   National Life Insurance
DOB: 07/04/59                          November 2003   Company; formerly Compliance
                                                       Director and Senior Business
                                                       Controls Consultant, Lincoln
                                                       National Reassurance Company

     The rows in the table on Page 23 regarding the sub-advisers and annual fees for the Aggressive Growth Fund and the Global Asset Allocation Fund are deleted and are to be replaced with the following:

                                                                      Annual Fee Rate Based On Average Daily Net
Fund                                Sub-Adviser                                            Asset Value
Aggressive Growth            T. Rowe Price Associates, Inc.                .50% for the first $250 million of
                             (T. Rowe Price) average daily net assets of the 100
                             East Pratt Street Fund; and .45% of any excess of
                             Baltimore, MD 21202 average daily net assets of the
                                                                           Fund over $250 million

Global Asset Allocation      UBS Global Asset Management (Americas) Inc.   .47% of the first $200 million of average
                             (UBS Global AM)                               daily net assets of the Fund; .42% of the
                             One North Wacker Drive                        next $200 million of average daily net assets
                             Chicago, IL  60606                            of the Fund; and .40% of any excess of
                                                                           average daily net assets of the Fund over
                                                                           $400 million

     The fourth paragraph after the table on Page 23 is deleted and is to be replaced with the following two paragraphs:

     T. Rowe Price is one of the nation's largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

     UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware Corporation, is an investment advisor registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     The second paragraph under the sub-heading "Service marks" on Page 24 is amended by deleting "Putnam with the Aggressive Growth and Global Asset Allocation Funds" and replacing it with "T. Rowe Price with the Aggressive Growth Fund and UBS Global AM with the Global Asset Allocation Fund."

     The "Board Approval of Advisory Contracts" section beginning on Page 24 is amended by adding the following as the last paragraph of this section:

     At the direction of the Board of Trustees, the sub-advisory agreements between DMC and Putnam for the Aggressive Growth Fund and Global Asset Allocation Fund were terminated, effective December 31, 2003. Interim sub-advisory agreements between DMC and T. Rowe Price for the Aggressive Growth Fund and DMC and UBS Global AM for the Global Asset Allocation Fund became effective January 1, 2004. These sub-advisory agreements were approved at a meeting of the Board of Trustees on December 30, 2003. Such agreements were approved within 10 days of the termination of the former sub-advisory agreements as required by Rule 15a-4 under the 1940 Act. The sub-advisory agreements are substantially identical in all material respects to the former sub-advisory agreements, except that they have a maximum term of 150 days as required by Rule 15a-4 under the 1940 Act. The sub-advisory agreements provide for the same level of compensation to the sub-advisers as under the former sub-advisory agreements. If required by law, the shareholders of the Aggressive Growth Fund and the Global Asset Allocation Fund will receive a proxy statement soliciting their vote for approval of the sub-advisory agreements.

                       Please keep this Supplement with your SAI for your future reference.